UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

               Date of Report:  August 8, 2002
     (Date of Earliest Event Reported:  August 8, 2002)

                     EL PASO CORPORATION
   (Exact name of Registrant as specified in its charter)

     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
  incorporation)

                      El Paso Building
                    1001 Louisiana Street
                    Houston, Texas 77002
     (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600

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Item 7. Financial Statements, ProForma  Financial Information and Exhibits
        ------------------------------------------------------------------

          (c)  Exhibits.

                Exhibit
                 Number          Description
                -------          -----------
                  99.1     El Paso Corporation Investor Update
                           Presentation dated August 8, 2002.


Item 9. Regulation FD Disclosure
        ------------------------

      Attached is the El Paso Corporation Investor Update Presentation dated August 8, 2002, used as part of its 2002 Second Quarter earnings conference call. The attached
Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. The information disclosed in this Item 9 Current Report on Form 8-K is not considered to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 and is not subject to the liabilities of that section.



                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              EL PASO CORPORATION

                              By: /s/ Jeffrey I. Beason
                                 -----------------------------
                                   Jeffrey I. Beason
                          Senior Vice President and Controller
                             (Principal Accounting Officer)

Dated:  August 8, 2002

                        EXHIBIT INDEX


      Exhibit
      Number          Description
      -------          -----------
       99.1     El Paso Corporation Investor Update
                Presentation dated August 8, 2002.